NUVEEN Exchange-Traded Funds

MAY 31, 1998

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPG
Georgia

NMY
Maryland

NNC
North Carolina

NPV
Virginia

Photo of: Men standing by horses.

Highlights
As of May 31, 1998


CONTENTS
 1 Dear Shareholder
 4 NPG Commentary and Overview
 6 NMY Commentary and Overview
 8 NNC Commentary and Overview
10 NPV Commentary and Overview
12 Report of Independent Auditors
13 Portfolio of Investments
27 Statement of Net Assets
28 Statement of Operations
29 Statement of Changes in Net Assets
30 Notes to Financial Statements
34 Financial Highlights
36 Building Better Portfolios
37 Fund Information

================================================================================
Credit Quality                Performance Highlights

Nuveen Georgia Premium Income Municipal Fund (NPG)

                              o Steady dividend for 10 consecutive months
                              o Taxable-equivalent yield of 8.10 % *
                              o One-year total return on net asset value
                                of 12.43%

Pie Chart:
AAA                           59%
AA                            24%
A                             14%
BBB/NR                         3%


Nuveen Maryland Premium Income Municipal Fund (NMY)

                              o Steady dividend for 19 consecutive months
                              o Taxable-equivalent yield of 7.77% *
                              o One-year total return on net asset value
                                of 11.47%
Pie Chart:
AAA                           59%
AA                            20%
A                             17%
BBB/NR                         4%



Nuveen North Carolina Premium Income Municipal Fund (NNC)

                              o Steady dividend for 19 consecutive months
                              o Taxable-equivalent yield of 8.29% *
                              o One-year total return on net asset value
                                of 13.38%
Pie Chart:
AAA                           37%
AA                            34%
A                             19%
BBB/NR                        10%


Nuveen Virginia Premium Income Municipal Fund (NPV)

                              o Steady dividend for 19 consecutive months
                              o Taxable-equivalent yield of 7.85% *
                              o One-year total return on net asset value
                                of 12.66%
Pie Chart:
AAA                           30%
AA                            38%
A                             25%
BBB/NR                        7%



*For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.

================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier AdviserSM equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

Photo of: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD



SIDEBAR TEXT: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Graphic of: Bond Buyer 40 chart


Dear Shareholder

I'm pleased to share with you this performance report for the Nuveen Georgia, Maryland, North Carolina and Virginia Exchange-Traded Funds. Over the past 12 months, each of these funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.


THE ECONOMY IN REVIEW
Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.


MUNICIPAL MARKET REVIEW
As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.


DIVERSIFICATION:  THE KEY TO A BETTER PORTFOLIO
In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

July 15, 1998


Sidebar text: "Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."


Sidebar text: "Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Nuveen Georgia Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER DAN SOLENDER DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE GEORGIA PREMIUM INCOME MUNICIPAL FUND FOR THE PERIOD COVERED BY THIS REPORT.



ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, TOM O'SHAUGHNESSY ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. TOM IS A 15-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFESSIONAL WHO HAS MANAGED A RANGE OF OTHER MUNICIPAL BOND FUNDS.



GEORGIA STATE UPDATE
In August 1997, Georgia joined the ranks of other states with the top rating for its municipal bonds when Standard & Poor's upgraded the state's general obligation rating to AAA, citing a strengthened financial position and favorable economic trends. Since then, Georgia has continued to experience population, tax base and overall economic growth, especially in the Atlanta metropolitan area, while maintaining a low debt burden. The presence of several major corporate headquarters has helped diversify the economy, and the rapidly growing service sector has offset manufacturing sector losses. In terms of population, Georgia is expected to remain among the fastest-growing states over the next five years.

With the Atlanta area experiencing rapid growth in school enrollment, many school districts are making an effort to manage future growth by participating in a 1% sales tax program designed in part to ease the property tax burden. Use of these programs should enable school districts to fund necessary capital projects without overburdening the property tax base.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Georgia Premium Income Municipal Fund provided an out standing total return on net asset value of 12.43%, which is equivalent to a taxable return of 15.63% for investors in the combined 35.1% federal and state income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 300 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 10.26 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

As a result of good call protection, the fund was able to maintain its dividend as interest rates dropped during the year. In addition, we were able to increase the dividend during the year because of the accumulation of income from bonds purchased over the past several years when interest rates were higher. Since that increase in August 1997, the fund has provided shareholders with 10 consecutive months of steady income. As of May 31, 1998, the fund offered a very competitive current market yield of 5.26%, which translates to 8.10% on a taxable-equivalent basis for investors in the combined 35.1% federal and state income tax bracket.

KEY STRATEGIES
Despite falling interest rates over the past year, we focused on increasing the yield of the fund whenever possible, specifically through the purchase of corporate-backed industrial development bonds as well as insured health care bonds. Because this portfolio was assembled in 1993, it holds a number of low-coupon, long maturity bonds purchased in that year's low interest rate environment. At that time, we purchased long-maturity bonds because they offered higher yields than shorter-maturity bonds and allowed us to provide a higher dividend. Since longer-maturity bonds tend to outperform shorter bonds during a market rally, these bonds helped the fund achieve greater price appreciation and thus strong total returns over the past year. Also, bonds that were pre-refunded as interest rates fell over the past year contributed to price appreciation and improved the credit quality of the fund. In a pre-refunding, a bond is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. As a result, its credit quality typically improves, generally leading to price appreciation.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

In the coming months, as we look to further diversify the Georgia fund, we will watch for changes in the market that make certain sectors and credits more or less attractive than others. One sector that we continue to find attractive is health care, where the strength of the state's hospitals enables us to purchase bonds that offer higher yields than other areas of the market.

Nuveen Georgia Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NPG

PORTFOLIO STATISTICS
==================================================
Inception Date                                5/93
--------------------------------------------------
Share Price                                15 1/16
--------------------------------------------------
Net Asset Value Per Share                   $14.58
--------------------------------------------------
Current Market Yield                         5.26%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.62%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.10%
--------------------------------------------------
Fund Net Assets ($000)                     $82,152
--------------------------------------------------
Average Weighted Maturity (Years)            21.85
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.26
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.56%        12.43%
--------------------------------------------------
3-Year                        15.76%         8.84%
--------------------------------------------------
5-Year                         5.74%         6.53%
--------------------------------------------------
Since Inception                5.74%         6.53%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.72%        15.63%
--------------------------------------------------
3-Year                        19.14%        12.00%
--------------------------------------------------
5-Year                         8.85%         9.56%
--------------------------------------------------
Since Inception                8.85%         9.56%
--------------------------------------------------
TOP 5 SECTORS
==================================================
Housing (Multifamily)                          13%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Tax Obligation (General)                       11%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                 0.065
July 97                                 0.065
August 97                               0.066
September 97                            0.066
October 97                              0.066
November 97                             0.066
December 97                             0.066
January 98                              0.066
February 98                             0.066
March 98                                0.066
April 98                                0.066
May 98                                  0.066

Nuveen Maryland Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER JOHN GAMBLA DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE MARYLAND PREMIUM INCOME MUNICIPAL FUND FOR THE PERIOD COVERED BY THIS REPORT.


ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, DAN SOLENDER ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. DAN IS A 6-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFESSIONAL WHO HAS MANAGED A RANGE OF OTHER MUNICIPAL BOND FUNDS.



MARYLAND STATE UPDATE
Like many of its peers, Maryland has benefited from the expansion in the national economy. Higher income and sales tax receipts have flowed into state and county coffers, bringing increased financial flexibility to many municipal issuers. The state's once sluggish economy has shown improvement, although employ-ment and income growth rates remain at or below national averages and below those of neighboring states. This spring, the Maryland legislature voted to accelerate the income tax reduction plan passed last year. As a result, income taxes will be reduced 5% this year, rather than the 2% originally planned. Because this could present financial challenges in future years, the tax reduction program remains a credit concern.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Maryland Premium Income
Municipal Fund provided an outstanding total return on net asset value of 11.47%, which is equivalent to a taxable return of 14.47% for investors in the combined 34.4% federal and state income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 200 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 9.08 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the Nuveen Maryland Premium Income Fund and prevent income from being impacted. The fund has now provided shareholders with 19 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.10%, which translates to 7.77% on a taxable-equivalent basis for investors in the combined 34.4% federal and state income tax bracket.

KEY STRATEGIES
Over the past year, we focused on the purchase of insured bonds as well as bonds issued in the housing sector, which we considered undervalued. Because the timing of cash flows can be uncertain, housing bonds carry some additional interest rate risk. However, we believe this is a sector in which our portfolios are well-compensated for assuming that incremental risk. Multifamily housing bonds now constitute 14% of the fund, and represent the portfolio's third largest segment. In addition, the majority of the bonds we added offer maturities in the range of 15 to 20 years because we felt that they offered the best values relative to their historical levels of volatility.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Given the current environment of low interest rates and tight yield spreads between higher- and lower-quality bonds, our primary focus in the months ahead will be on preserving shareholder capital by upgrading portfolio quality. Purchasing higher-rated bonds will allow us to enhance the stability of the fund without sacrificing much yield. We will also seek higher-yielding bonds whenever possible to support the fund's dividend. In addition, as opportunities arise, we will continue to extend the duration of the fund.

Nuveen Maryland Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NMY

PORTFOLIO STATISTICS
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                15 1/16
--------------------------------------------------
Net Asset Value Per Share                   $14.54
--------------------------------------------------
Current Market Yield                         5.10%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.39%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.77%
--------------------------------------------------
Fund Net Assets ($000)                    $230,188
--------------------------------------------------
Average Weighted Maturity (Years)            16.79
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.08
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.54%        11.47%
--------------------------------------------------
3-Year                        13.24%         8.61%
--------------------------------------------------
5-Year                         5.52%         6.31%
--------------------------------------------------
Since Inception                5.64%         6.17%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        19.57%        14.47%
--------------------------------------------------
3-Year                        16.40%        11.62%
--------------------------------------------------
5-Year                         8.58%         9.32%
--------------------------------------------------
Since Inception                8.58%         9.06%
--------------------------------------------------
TOP 5 SECTORS
==================================================
Utilities                                      21%
--------------------------------------------------
Tax Obligation (Limited)                       14%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Tax Obligation (General)                       12%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 34.4%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.4%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                 0.064
July 97                                 0.064
August 97                               0.064
September 97                            0.064
October 97                              0.064
November 97                             0.064
December 97                             0.064
January 98                              0.064
February 98                             0.064
March 98                                0.064
April 98                                0.064
May 98                                  0.064

Nuveen North Carolina Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER BILL FITZGERALD DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND FOR THE PERIOD COVERED BY THIS REPORT.


ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, TOM O'SHAUGHNESSY ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. TOM IS A 15-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFESSIONAL WHO HAS MANAGED A RANGE OF OTHER MUNICIPAL BOND FUNDS.



NORTH CAROLINA STATE UPDATE
North Carolina's economy continues to expand, as the state increases its focus on high-tech companies and decreases reliance on the furniture manufacturing and tobacco industries. Population growth has contributed to strong job growth without burdening financial operations. North Carolina currently ranks tenth in the country in non-agricultural employment and eighth in manufacturing jobs. The state also benefits from its prestigious university system, which has helped attract businesses to the Research Triangle Park in the Raleigh-Durham area. Reflecting this healthy and growing economy, North Carolina's municipal debt has received the top credit rating of AAA by Standard & Poor's.

The state has earmarked $1.8 billion of a $2.75 billion bond issue - the largest in North Carolina history - for school construction. This large issuance is welcome news in the state's municipal market because, unlike the situation in the national municipal market, supply of North Carolina bonds remains tight, making it difficult to uncover value or purchase higher-yielding bonds in this market.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen North Carolina Premium Income Municipal Fund provided a superior total return on net asset value of 13.38%, which is equivalent to a taxable return of 16.81% for investors in the combined 36.3% federal and state income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of 400 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 9.81, which significantly exceeded the index's
7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the Nuveen North Carolina Premium Income Fund and prevent income from being impacted. The fund has now provided shareholders with 19 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.28%, which translates to 8.29% on a taxable-equivalent basis for investors in the combined 36.3% federal and state income tax bracket.

KEY STRATEGIES
As volatility in the North Carolina market declined, we made the decision to hold higher-yielding bonds with approaching call dates, which make up the majority of the fund. Our preference was to keep these bonds in the portfolio generating competitive income levels for as long as possible, and avoid realizing taxable capital gains that would have to be passed along to shareholders. We also found opportunities to add value in the state's public power sector by investing in serial bonds issued by the North Carolina Municipal Power Agency. This agency currently has a very high debt level, and we expect it will begin to reduce this debt by repurchasing these bonds at attractive prices. North Carolina's public power bonds are made even more attractive by the state provision mandating that deregulation must be handled in a way that does not impair the value of the bonds. During the past year, we also focused efforts on enhancing the portfolio's call protection and purchasing bonds with longer maturities.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors. We plan to continue to increase the fund's exposure to the utilities sector, especially in uninsured bonds. We expect the credit standings of the public power agencies to improve, and uninsured bonds will enable us to take full advantage of this improvement to the benefit of shareholders.

Nuveen North Carolina Premium Income Municipal Fund
Performance Overview As of May 31, 1998

NNC

PORTFOLIO STATISTICS
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                     15
--------------------------------------------------
Net Asset Value Per Share                   $14.48
--------------------------------------------------
Current Market Yield                         5.28%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.65%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.29%
--------------------------------------------------
Fund Net Assets ($000)                    $137,270
--------------------------------------------------
Average Weighted Maturity (Years)            21.59
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.81
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.17%        13.38%
--------------------------------------------------
3-Year                        13.46%         9.05%
--------------------------------------------------
5-Year                         5.34%         6.30%
--------------------------------------------------
Since Inception                5.52%         6.23%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.34%        16.81%
--------------------------------------------------
3-Year                        16.82%        12.40%
--------------------------------------------------
5-Year                         8.47%         9.48%
--------------------------------------------------
Since Inception                8.65%         9.40%
--------------------------------------------------
TOP 5 SECTORS
==================================================
Health Care                                    19%
--------------------------------------------------
Tax Obligation (Limited)                       17%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing (Single-Family)                        11%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 36.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                 0.066
July 97                                 0.066
August 97                               0.066
September 97                            0.066
October 97                              0.066
November 97                             0.066
December 97                             0.066
January 98                              0.066
February 98                             0.066
March 98                                0.066
April 98                                0.066
May 98                                  0.066

Nuveen Virginia Premium Income Municipal Fund
Portfolio Manager's Comments
PORTFOLIO MANAGER BILL FITZGERALD DISCUSSES FUND PERFORMANCE, THE MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES FOR THE VIRGINIA PREMIUM INCOME MUNICIPAL FUND FOR THE PERIOD COVERED BY THIS REPORT.



ON JULY 1, 1998, NUVEEN MADE SEVERAL CHANGES IN THE MANAGEMENT OF ITS FUNDS TO MAKE MORE EFFICIENT USE OF STAFF RESOURCES AND PORTFOLIO MANAGER EXPERTISE. AS A RESULT, DAN SOLENDER ASSUMED MANAGEMENT RESPONSIBILITIES FOR THIS FUND. HE IS A 6-YEAR VETERAN OF NUVEEN AND AN EXPERIENCED INVESTMENT PROFESSIONAL WHO HAS MANAGED A RANGE OF OTHER MUNICIPAL BOND FUNDS.



VIRGINIA STATE UPDATE
Virginia's economy continues to run smoothly, with unemployment at its lowest level in almost three decades and impressive per capita income growth. Both of these factors were fueled in part by the continued expansion of the state's retail and high-tech industries. While the commonwealth's financial position has benefited from recent economic growth, city and county coffers have not profited to the same degree. Many local governments in Virginia rely heavily on property taxes and collect very few alternate taxes. As a result, they have not been able to capture the increases in sales and income tax revenues generated by the vibrant state economy. Nevertheless, the financial position of most Virginia municipalities remains solid.

Recently, the Virginia legislature voted to eliminate the personal property tax on automobiles. This action may present the commonwealth and its municipalities with some financial challenges going forward. However, a five-year phase-in period and safeguards that delay cuts in the event of budgetary difficulties should help ease the transition.

FUND PERFORMANCE
For the year ended May 31, 1998, the Nuveen Virginia Premium Income
Fund provided an outstanding total return on net asset value of 12.66%, which is equivalent to a taxable return of 15.89% for investors in the combined 35% federal and state income tax bracket. The total return significantly outperformed the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.38% - a difference of more than 300 basis points.

Much of this outperformance can be attributed to the fund's longer leverage-adjusted duration of 9.40 years, compared with the index's 7.11 years. In a year that saw municipal bond yields as measured by the Bond Buyer 40 fall more than 50 basis points, longer duration proved to be beneficial to performance. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. In addition, the fund's leveraged structure added significantly to these strong total returns.

Despite the low interest rate environment of the past year, good call protection helped support the dividend of the Nuveen Virginia Premium Income Fund and prevent income from being impacted. The fund has now provided shareholders with 19 consecutive months of steady income. As of May 31, 1998, the fund offered a competitive current market yield of 5.10%, which translates to 7.85% on a taxable-equivalent basis for investors in the combined 35% federal and state tax bracket.

KEY STRATEGIES
Over the past year, as the market continued to exhibit low volatility, we moved to extend the portfolio's call protection to take advantage of the stronger performance of bonds with longer call protection. We also increased our holdings of non-rated investments in two sectors: an industrial development issue and one for a retirement facility. These bonds offered credit characteristics comparable to higher-rated bonds with more favorable yields, and also offer protection from bond calls, which helps ensure the strength of the dividend.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and we expect to see a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of benign inflation despite tight labor markets. This should create less impetus for the Federal Reserve, which currently remains in a neutral position, to tighten interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the further development of these factors.

Depending on market conditions in the coming months, we plan to take advantage of opportunities to further upgrade the call protection of the Virginia fund to safeguard the fund's embedded yield and thereby support the dividend. At this point, the fund should not be subject to bond calls for the next four years.

Nuveen Virginia Premium Income Municipal Fund
Performance Overview
As of May 31, 1998

NPV

PORTFOLIO STATISTICS
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                 16 1/8
--------------------------------------------------
Net Asset Value Per Share                   $14.96
--------------------------------------------------
Current Market Yield                         5.10%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.39%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.85%
--------------------------------------------------
Fund Net Assets ($000)                    $191,922
--------------------------------------------------
Average Weighted Maturity (Years)            22.76
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.40
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        17.30%        12.66%
--------------------------------------------------
3-Year                        14.02%         9.27%
--------------------------------------------------
5-Year                         7.26%         7.17%
--------------------------------------------------
Since Inception                7.14%         7.07%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(2)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        20.43%        15.89%
--------------------------------------------------
3-Year                        17.30%        12.53%
--------------------------------------------------
5-Year                        10.48%        10.43%
--------------------------------------------------
Since Inception               10.22%        10.20%
--------------------------------------------------
TOP 5 SECTORS
==================================================
Utilities                                      18%
--------------------------------------------------
Water and Sewer                                16%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Housing (Single-family)                         9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state tax rate of 35%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
June 97                                 0.685
July 97                                 0.685
August 97                               0.685
September 97                            0.685
October 97                              0.685
November 97                             0.685
December 97                             0.685
January 98                              0.685
February 98                             0.685
March 98                                0.685
April 98                                0.685
May 98                                  0.685

REPORT OF INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund as of May 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund at May 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
July 14, 1998

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
                            May 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.3%

$   3,000,000   Albany Dougherty Payroll Development Authority (Georgia), Solid Waste Disposal Revenue Bonds
                 (The Procter and Gamble Paper Products Company Project), 1998 Series, 5.300%, 5/15/26
                 (Alternative Minimum Tax) (DD)                                             5/08 at 101    AA          $   3,007,830

    2,000,000   Development Authority of Cartersville (Georgia), Sewage Facilities Refunding Revenue Bonds
                 (Anheuser-Busch Project), Series 1997, 6.125%, 5/01/27
                 (Alternative Minimum Tax)                                                  5/07 at 102    A1              2,140,140


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.4%

                Urban Residential Finance Authority of the City of Atlanta,
                Georgia, Dormitory Facility Refunding Revenue Bonds (Morehouse
                College Project), Series 1995:
    1,210,000    5.750%, 12/01/20                                                          12/05 at 102    Aaa             1,278,934
    1,375,000    5.750%, 12/01/25                                                          12/05 at 102    Aaa             1,453,334

    1,555,000   Development Authority of DeKalb County Revenue Bonds (Emory University Project), Series 1994-A,
                 6.000%, 10/01/14                                                          10/04 at 102    Aa1             1,695,821

    1,550,000   Private Colleges and Universities Authority Revenue Bonds (Georgia), (Agnes Scott College Project),
                 Series 1993, 5.625%, 6/01/23                                               6/03 at 102    AA-             1,621,564


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 12.5%

    3,000,000   Hospital Authority of Albany-Dougherty County, Georgia, Revenue Bonds (Phoebe Putney Memorial Hospital),
                 Series 1993, 5.700%, 9/01/13                                               9/03 at 102    Aaa             3,163,320

    2,000,000   Fulco Hospital Authority Health System Revenue Bonds, Series 1998A (Catholic Health East),
                 5.000%, 11/15/28                                                          11/08 at 102    Aaa             1,939,140

    1,965,000   The Hospital Authority of Hall County and the City of Gainsville, Revenue Anticipation Certificates
                 (Northeast Georgia Healthcare Project), Series 1995, 6.000%, 10/01/25     10/05 at 102    Aaa             2,124,303

    3,000,000   The Glynn-Brunswick Memorial Hospital Authority Revenue Anticipation Certificates (Southeast Georgia
                 Health Systems Project), Series 1996, 5.250%, 8/01/13                      8/06 at 102    Aaa             3,092,820


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.7%

    1,145,000   Housing Authority of Clayton County (Georgia), Multifamily Housing Revenue Bonds, Series 1995
                  (The Advantages Project), 5.800%, 12/01/20                               12/05 at 102    AAA             1,181,274

    3,400,000   Housing Authority of the County of DeKalb, Georgia Multifamily Housing Revenue Bonds (The Lakes at
                 Indian Creek Apartments Project), Series 1994, 7.150%, 1/01/25
                 (Alternative Minimum Tax)                                                  1/05 at 102    Aaa             3,720,280

      990,000   Housing Authority of the City of Decatur Mortgage Revenue Refunding Bonds, Series 1992A (FHA Insured
                 Mortgage Loan-Park Trace Apartments, Section 8 Assisted Project),
                 6.450%, 7/01/25                                                            7/02 at 102    Aaa             1,038,569

    3,000,000   Macon-Bibb County Urban Development Authority, Multifamily Housing Refunding Revenue Bonds,
                 Series 1997A, 5.550%, 1/01/24                                              1/04 at 103    Aaa             3,048,570

    1,500,000   Housing Authority of the City of Marietta, Georgia, Multifamily Housing Refunding Bonds (GNMA
                 Collateralized - Country Oaks Apartments), Series 1996, 6.150%, 10/20/26
                 (Alternative Minimum Tax)                                                  1/06 at 102    AAA             1,564,230


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.1%

    2,995,000    Georgia Housing and Finance Authority, Single Family Mortgage
                 Bonds, 1994 Series A (FHA Insured or VA Guaranteed Mortgage
                 Loans), 6.500%, 12/01/17 (Alternative Minimum Tax)                        12/04 at 102    AA+             3,198,810

     420,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,1996 Series A Subseries A-2,
                 6.450%, 12/01/27 (Alternative Minimum Tax)                                 6/06 at 102    AA+               449,056

      475,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), Series 1995A, 6.550%, 3/01/18
                 (Alternative Minimum Tax)                                                  3/05 at 102    AAA               507,875

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.3%

$   1,175,000   City of Atlanta, Georgia, General Obligation School Improvement Bonds,
                 Series 1993, 5.60%, 12/01/18                                              12/03 at 102    AA          $   1,230,531

      500,000   City of Atlanta (Georgia), General Obligation Bonds, Public Improvement Bonds, Series 1994A,
                 6.100%, 12/01/19                                                          12/04 at 102    AA                547,415

      500,000   Fulton County School District, General Obligation Refunding Bonds,
                 Series 1991, 6.375%, 5/01/17                                              No Opt. Call    AA                588,215

    1,000,000   Hall County School District (Georgia), General Obligation Refunding School
                 Bonds, 4.500%, 11/01/14                                                   11/07 at 101    Aa3               947,630

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General Obligation Bonds),
                 5.400%, 7/01/25                                                           7/06 at 101 1/2 A               3,551,485

    2,395,000   County Board of Education of Richmond County (Georgia), General Obligation School Bonds,
                 Series 1997, 5.950%, 11/01/26                                             11/98 at 100    Aaa             2,415,022


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.2%

    1,000,000   Downtown Development Authority of the City of Atlanta (Georgia), Refunding Revenue Bonds
                 (Underground Atlanta Project), Series 1992, 6.250%, 10/01/12              10/02 at 102    AA              1,088,420

    3,000,000   Solid Waste Management Authority of the City of Atlanta Revenue Bonds (Landfill Closure Project),
                 Series 1996, 5.250%                                                       12/06 at 100    AA              3,006,120

    1,250,000   Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue Refunding Bonds, Series 1993,
                 5.500%, 10/01/12                                                          No Opt. Call    Aaa             1,353,388

    2,000,000   The Fulton-DeKalb Hospital Authority (Georgia), Revenue Refunding Certificates, Series 1993,
                 5.500%, 1/01/20                                                            7/03 at 102    Aaa             2,044,600

    1,000,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax Revenue Bonds, Refunding Series P,
                 6.250%, 7/01/20                                                           No Opt. Call    Aaa             1,168,630

      500,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds (Series W),
                 5.250%, 7/01/20                                                           7/03 at 101 1/2 A                 499,975


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.4%

    1,000,000   City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,
                 Series 1994A, 6.500%, 1/01/09                                             No Opt. Call    Aaa             1,166,490

    1,500,000   City of Atlanta, Airport Facilities Revenue Bonds, Series 1990,
                 6.250%, 1/01/21 (Alternative Minimum Tax)                                  1/01 at 102    Aaa             1,589,760


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.1%

    3,115,000   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1992, 6.625%, 7/01/17
                 (Pre-refunded to 7/01/02)                                                  7/02 at 102    Aaa             3,462,821

      500,000   Development Authority of Burke County, Pollution Control Revenue Refunding Bonds (Oglethorpe Power
                 Corporation Vogtle Project), Series 1992, 7.700%, 1/01/06
                 (Pre-refunded to 1/01/03)                                                  1/03 at 103    Aaa               585,755

    1,000,000   The Medical Center Hospital Authority (Columbus, Georgia), Revenue Anticipation Certificates,
                 Series 1979, 7.750%, 7/01/10                                              No Opt. Call    AAA             1,218,930

    2,000,000    Fulco Hospital Authority, Revenue Anticipation Certificates
                 (Georgia Baptist Health Care System Project), Series 1992A,
                 6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                  9/02 at 102    Baa1***         2,205,800


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

    1,900,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                 1992B Series, 5.500%, 1/01/18                                              1/03 at 100    Aaa             1,934,541

    1,750,000   Municipal Electric Authority of Georgia, Project One Special Obligation Bonds, Fifth Crossover Series,
                 6.400%, 1/01/09                                                           No Opt. Call    A+              1,990,362

    2,000,000   Development Authority of Monroe County (Georgia), Pollution Control Revenue Bonds (Gulf Power
                 Company Plant Scherer Project), First Series 1994, 6.300%, 9/01/24         9/99 at 102    AA-             2,074,500


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.6%

    2,500,000   City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1997,
                 5.600%, 7/01/19                                                            7/07 at 102    Aaa             2,619,874

    3,450,000   Atlanta Water and Sewerage System, 5.000%, 1/01/15                          1/04 at 102    A1              3,452,000

    1,000,000   Cherokee County Water and Sewerage Authority (Georgia), Revenue Bonds, Series 1997,
                 5.000%, 8/01/27                                                            8/08 at 102    Aaa               977,410

    2,000,000   Douglasville-Douglas County Water and Sewer Authority (Georgia), Water and Sewerage Revenue Bonds,
                 Series 1993, 5.625%, 6/01/15                                              No Opt. Call    Aaa             2,173,260

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$   1,000,000   City of Milledgeville (Georgia), Water and Sewerage Revenue and Refunding Bonds,
                 Series 1996, 6.000%, 12/01/21                                             No Opt. Call    Aaa         $   1,144,910

------------------------------------------------------------------------------------------------------------------------------------
$  77,115,000   Total Investments - (cost $75,314,407) - 98.9%                                                            81,263,714
=============

                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%

      400,000   Burke County Development Authority, Pollution Control Revenue Bonds, Series 1994 (Georgia Power Company
                 Plant Vogtle Project), Fifth Series 1994, Variable Rate Demand Bonds, 4.000%, 7/01/24+    VMIG-1            400,000

      100,000   Development Authority of Burke County (Georgia), Georgia Power Company Plant Vogtle Project, Second Series 1994,
                 Variable Rate Demand Bonds, 3.950%, 7/01/24+                                              VMIG-1            100,000

------------------------------------------------------------------------------------------------------------------------------------
$     500,000   Total Temporary Investments - 0.6%                                                                           500,000
=============

                Other Assets Less Liabilities - 0.5%                                                                         388,194
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  82,151,908
                ====================================================================================================================

 *Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(DD) Security purchased on a delayed basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
                            May 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 6.1%

                Maryland Health and Higher Educational Facilities Authority,
                Refunding Revenue Bonds, Johns Hopkins University Issue, Series
                1997:
$   1,000,000    5.625%, 7/01/17                                                            7/07 at 102    Aa2         $   1,054,400
    2,000,000    5.625%, 7/01/27                                                            7/07 at 102    Aa2             2,098,360

    9,445,000   Morgan State University, Maryland, Academic Fees and Auxiliary Facilities Fees,
                 Revenue Refunding Bonds, 1993 Series,  6.100%, 7/01/20                    No Opt. Call    Aaa            10,948,172


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 13.0%

    1,960,000   Maryland Economic Development Corporation (Health and Mental Hygiene Providers Facilities
                 Acquisition Program), Revenue Bonds, Series 1996A, 7.625%, 4/01/21         4/11 at 102    N/R             2,007,726

    1,875,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Good Samaritan
                 Hospital Issue, Series 1993, 5.750%, 7/01/19                               7/03 at 102    Aaa             1,960,256

    2,350,000   Maryland Health and Higher Educational Facilities Authority, Project and Refunding Revenue Bonds,
                 Sinai Hospital of Baltimore Issue, Series 1993, 5.500%, 7/01/13            7/03 at 102    Aaa             2,439,183

    1,855,000   Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, Francis Scott Key
                 Medical Center Issue, Series 1993, 5.000%, 7/01/13                         7/03 at 102    Aaa             1,863,700

    3,125,000   Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General
                 Hospital Issue, Series 1993, 5.500%, 7/01/25                               7/03 at 102    Baa1            3,165,063

                City of Gaithersburg, Maryland, Hospital Facilities Refunding
                and Improvement Revenue Bonds (Shady Grove Adventist Hospital),
                Series 1995:
    2,550,000    6.500%, 9/01/12                                                           No Opt. Call    Aaa             3,025,677
    6,265,000    5.500%, 9/01/15                                                            9/05 at 102    Aaa             6,508,458

                Prince George's County, Maryland, Project and Refunding Revenue
                Bonds (Dimensions Health Corporation Issue), Series 1994:
    3,000,000    5.375%, 7/01/14                                                            7/04 at 102    A               3,050,010
    6,000,000    5.300%, 7/01/24                                                            7/04 at 102    A               5,999,700


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.4%

    1,150,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Multi-Family Housing Revenue Bonds (Insured Mortgage Loans), 1993 Series B,
                 6.625%, 5/15/23                                                            5/03 at 102    Aa              1,231,340

    1,000,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Multi-Family Housing Revenue Bonds (Insured Mortgage Loans), 1992 Series A,
                 6.850%, 5/15/33 (Alternative Minimum Tax)                                  5/03 at 102    Aa              1,062,100

    3,075,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Multi-Family Housing Revenue Bonds (Insured Mortgage Loans), 1993 Series D,
                 6.050%, 5/15/24                                                            5/03 at 102    Aa              3,220,478

    4,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds (Woodside Apartments Project),
                 Series 1994, 7.450%, 12/01/24 (Alternative Minimum Tax)
                 (Mandatory put 12/01/03)                                                  No Opt. Call    BBB+            4,235,920

    1,795,000   County Commissioners of Charles County, Maryland Mortgage Revenue Refunding Bonds, Series 1995A
                 (Holly Station IV Townhouses Project - FHA Insured Mortgage Loan),
                 6.450%, 5/01/26                                                            5/05 at 102    AAA             1,926,968

                Howard County, Maryland, Mortgage Revenue Refunding Bonds,
                Series 1996A (FHA Insured Mortgage Loan-Normandy WoodsIII
                Apartments Project):
      700,000    6.000%, 7/01/17                                                            7/06 at 102    AAA               737,310
    2,000,000    6.100%, 7/01/25                                                            7/06 at 102    AAA             2,107,700

    2,000,000   Housing Opportunities Commission of Montgomery County (Montgomery County, Maryland), Multifamily
                 Housing Revenue Bonds, 1995 Series A, 5.900%, 7/01/15                      7/05 at 102    Aa              2,095,840

    1,500,000   Housing Opportunities Commission of Montgomery County (Montgomery County, Maryland), Multifamily
                 Housing Revenue Bonds, 1996 Series B, 5.900%, 7/01/26                      7/06 at 102    Aaa             1,558,845

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Housing Authority of Prince George's County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1993A (Cherry Hill Apartments
                Project):
$   1,090,000    5.900%, 9/20/10                                                            9/03 at 102    AAA         $   1,141,197
    1,930,000    6.000%, 9/20/15                                                            9/03 at 102    AAA             2,006,061

    1,000,000   Housing Authority of Prince George's County (Maryland), Mortgage Revenue Refunding Bonds,
                 Series 1993A (GNMA Collateralized - Stevenson Apartments Project),
                 6.350%, 7/20/20                                                            1/03 at 102    AAA             1,055,200

    1,500,000   Housing Authority of Prince George's County (Maryland), Mortgage Revenue Refunding Bonds,
                 Series 1995A (GNMA Collateralized - Riverview Terrace Apartments
                 Project), 6.700%, 6/20/20                                                 12/04 at 102    AAA             1,624,980

                Housing Authority of Prince George's County (Maryland), Mortgage
                Revenue Refunding Bonds, Series 1995A (GNMA Collateralized -
                Overlook Apartments Project):
    2,000,000    5.700%, 12/20/15                                                          12/05 at 102    AAA             2,060,820
    1,670,000    5.750%, 12/20/19                                                          12/05 at 102    AAA             1,720,668

    1,000,000   Housing Authority of Prince George's County (Maryland), Mortgage Revenue Refunding Bonds,
                 Collateralized - Foxglenn Apartments Project, Series 1998 A,
                 5.450%, 5/20/14 (Alternative Minimum Tax)                                  5/00 at 100    AAA             1,000,720

      940,000   The Mayor and Council of Rockville (Maryland), Mortgage Revenue Refunding Bonds, Series 1994A
                 (FHA Insured Mortgage Loan - The Summit Apartments Project),
                 5.250%, 7/01/09                                                            1/04 at 102    Aaa               956,431

    1,000,000   City of Salisbury, Maryland, Mortgage Revenue Refunding Bonds, Series 1995A (FHA Insured Mortgage
                 Loan - College Lane Apartments Project), 6.600%, 12/01/26                 12/04 at 102    AAA             1,071,820


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.7%

    1,750,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds, 1993 Third Series, 4.950%, 4/01/06  4/04 at 102    Aa              1,794,450

      885,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds, 1992 Fourth Series,
                 6.800%, 4/01/22 (Alternative Minimum Tax)                                  4/03 at 102    Aa                947,605

    1,465,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds, 1994 First Series, 5.900%, 4/01/11  4/04 at 102    Aa2             1,542,733

    1,000,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds, 1994 Fourth Series,
                 6.450%, 4/01/14                                                            4/04 at 102    Aa2             1,069,670

    2,650,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds, 1994 Fifth Series, 6.750%, 4/01/26
                 (Alternative Minimum Tax)                                                  4/04 at 102    Aa              2,847,743

    1,000,000   Community Development Administration, Department of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds, 1989 Third Series, 7.375%, 4/01/26
                 (Alternative Minimum Tax)                                                  4/99 at 102    Aa              1,032,250

    1,000,000   State of Maryland Community Development Administration Department of Housing and Community Development,
                 Single Family Program, Sixth Series, Series B, 6.200%, 4/01/22
                 (Alternative Minimum Tax)                                                  4/06 at 102    Aa              1,061,140

    2,000,000   Housing Opportunities Commission of Montgomery County (Montgomery County, Maryland), Single Family
                 Mortgage Revenue Bonds, 1994 Series A, 6.600%, 7/01/14                     7/04 at 102    Aa2             2,148,680

    1,165,000   Housing Authority of Prince George's County (Maryland), GNMA/FNMA Collateralized Single Family
                 Mortgage Revenue Bonds, Series 1994A, 6.350%, 6/01/11 (Alternative
                 Minimum Tax)                                                               6/04 at 102    AAA             1,237,719

    1,725,000   Housing Authority of Prince George's County (Maryland), FHLMC/FNMA/GNMA Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1997, 5.625%, 8/01/17 (Alternative
                 Minimum Tax)                                                               8/07 at 102    AAA             1,776,077


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.3%

    1,000,000   State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 1993, Third Series
                 (Capital Improvement and Refunding Bonds), 4.600%, 7/15/07                7/03 at 101 1/2 Aaa             1,018,290

                The Maryland - National Capital Park and Planning Commission
                (Prince George's County, Maryland), General Obligation Bonds,
                Park Acquisition and Development Bonds, SeriesM-2:
      880,000    5.300%, 7/01/09                                                            7/03 at 102    AA                924,466
      800,000    5.300%, 7/01/10                                                            7/03 at 102    AA                836,960

    2,000,000   Baltimore County General Obligation Refunding Bonds (Pension Fund),
                 5.000%, 8/01/10                                                            8/08 at 101    Aaa             2,087,080

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore County Metropolitan District Bonds
                 (64th Issue), 4.900%, 8/01/11                                              8/03 at 102    Aaa             2,029,100

    1,000,000    City of Baltimore, Maryland (Mayor and City Council of
                 Baltimore), General Obligation Serial Bonds, Consolidated
                 Public Improvement Bonds of 1989 - Series B, 7.150%, 10/15/08             No Opt. Call    A1              1,207,470

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                City of Baltimore, Maryland (Mayor and City Council of
                Baltimore), General Obligation Consolidated Public Improvement
                Refunding Bonds of 1993 - Series D:
$   1,130,000    6.000%, 10/15/03                                                          No Opt. Call    Aaa         $   1,229,779
    1,305,000    6.000%, 10/15/05                                                          No Opt. Call    Aaa             1,443,917
    1,415,000    6.000%, 10/15/06                                                          No Opt. Call    Aaa             1,577,371

                Mayor and City Council of Baltimore (City of Baltimore,
                Maryland), General Obligation Consolidated Public Improvement
                Refunding Bonds of 1995 - Series A:
    1,200,000    7.375%, 10/15/03                                                          No Opt. Call    Aaa             1,382,376
    5,000,000    7.250%, 10/15/04                                                          No Opt. Call    Aaa             5,834,550

    1,000,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), General Obligation Serial Bonds,
                 Consolidated Public Improvement Bonds, of 1991 - Series C,
                 6.375%, 10/15/07                                                          No Opt. Call    Aaa             1,149,530

    2,400,000   Howard County Maryland, Consolidated Public Improvement Project and Refunding Bonds, Series 1998 A,
                 5.000%, 2/15/06                                                           No Opt. Call    Aaa             2,510,712

    1,000,000   Prince George's County, Maryland, General Obligation Bonds, ConsolidatedPublic Improvement Bonds,
                 Series 1993, 5.750%, 3/15/09                                               3/03 at 102    Aaa             1,073,490

    1,500,000   Prince George's County, Maryland, General Obligation, Consolidated Public Improvement Bonds,
                 Series 1996, 6.000%, 3/15/05                                              No Opt. Call    Aaa             1,650,615


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.6%

    4,000,000   Department of Transportation of Maryland, County Transportation Revenue Bonds, Series 1993,
                 4.600%, 12/15/02                                                          No Opt. Call    Aa              4,082,080

    4,415,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds, Series 1989D, 7.500%, 12/15/10
                 (Alternative Minimum Tax)                                                 12/99 at 102    Aa              4,704,756

    4,955,000   Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,
                 Series 1996, 5.750%, 3/01/18                                               3/06 at 101    Aaa             5,222,669

    2,730,000   Anne Arundel County, General Obligation Bonds, Consolidated Water and Sewer Series 1993,
                 Refunding Series, 5.250%, 4/15/12                                          4/03 at 102    AA+             2,802,700

    1,000,000   Mayor and City Council of Baltimore (City of Baltimore, Maryland), Certificates of Participation
                 (Emergency Telecommunications Facilities), Series 1997A, 5.000%, 10/01/17 10/07 at 102    Aaa             1,003,370

    2,200,000    Puerto Rico Public Buildings Authority, Public Education and
                 Health Facilities Refunding Bonds, Series M, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.750%, 7/01/15                              7/03 at 101 1/2 A               2,306,986

    2,500,000   Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, Series 1993-L, Commonwealth
                 Guaranteed, 5.600%, 7/01/08                                               No Opt. Call    Aaa             2,740,050

    1,780,000    Washington County Sanitary District, Refunding Bonds of 1993,
                 Series F (Guaranteed by the Full Faith and Credit Pledge of the
                 County Commissioners of Washington County), 5.375%, 1/01/15                1/03 at 102    Aaa             1,819,000

                Washington Suburban Sanitary District, Maryland (Montgomery and
                Prince George's Counties, Maryland), General Construction
                Refunding Bonds of 1991 (Second Series):
    1,100,000    8.000%, 1/01/02                                                            No Opt. Call   Aa1             1,240,591
    1,250,000    6.100%, 1/01/04                                                            1/02 at 102    Aa1             1,348,538

    1,000,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince George's Counties, Maryland),
                 Water Supply Refunding Bonds of 1993, 5.250%, 12/01/11                    12/03 at 102    Aa1             1,033,170

    1,290,000   Washington Suburban Sanitary District,Montgomery and Prince George's Counties General Construction
                 Bonds of 1997, 5.000%, 6/01/06                                            No Opt. Call    Aa1             1,347,947

    1,500,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince George's Counties, Maryland),
                 Sewage Disposal Bonds of 1993, 5.375%, 6/01/12                             6/03 at 102    Aa1             1,548,990


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8%

                Maryland Transportation Authority, Special Obligation Revenue
                Bonds, Baltimore/Washington International Airport Projects,
                Series 1994-A (Qualified Airport Bonds):
    5,500,000    6.250%, 7/01/14                                                            7/04 at 102    Aaa             5,965,410
    2,165,000    6.400%, 7/01/19                                                            7/04 at 102    Aaa             2,302,629

    1,500,000   Maryland Transportation Authority, Transportation Facilities Projects, Revenue Bonds, Series 1992,
                 5.750%, 7/01/15                                                            7/02 at 100    A1              1,554,510

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$   3,000,000   Maryland Transportation Authority, Transportation Facilities Projects, Revenue Bonds, Series 1991,
                 6.500%, 7/01/06                                                            7/01 at 102    A1          $   3,263,820

                Washington Metropolitan Area Transit Authority (District of
                Columbia), Gross Revenue Transit Refunding Bonds, Series 1993:
    1,000,000    4.800%, 1/01/04                                                           No Opt. Call    Aaa             1,028,570
    2,000,000    6.000%, 7/01/07                                                           No Opt. Call    Aaa             2,232,740
    1,500,000    5.250%, 7/01/14                                                            1/04 at 102    Aaa             1,529,055


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.2%

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore County Pension Funding Bonds,
                 1991 Refunding Series, 6.700%, 7/01/11 (Pre-refunded to 7/01/98)           7/98 at 102    Aaa             2,044,880

    3,000,000   Mayor and City Council of Baltimore, Maryland, Project and Refunding Bonds (Wastewater
                 Projects), Series 1990-A, 6.500%, 7/01/20 (Pre-refunded to 7/01/00)        7/00 at 100    Aaa             3,154,590

    1,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/07)                                                 7/07 at 101 1/2 Aaa             1,137,330

    1,000,000   Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A, 7.875%, 7/01/17
                 (Pre-refunded to 7/01/98)                                                  7/98 at 102    Aaa             1,023,460

    1,000,000   Washington Suburban Sanitary District, Maryland(Montgomery and Prince George's Counties, Maryland),
                 Water Supply Bonds of 1988 (Third Series), 7.100%, 12/01/02
                 (Pre-refunded to 12/01/98)                                                12/98 at 102    Aaa             1,036,640

    1,115,000   Washington Suburban Sanitary District, Maryland (Montgomery and Prince George's Counties, Maryland),
                  Water Supply Bonds of 1992, 6.200%, 6/01/09 (Pre-refunded to 6/01/02)     6/02 at 102    Aa1***          1,219,420


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 20.6%

    6,000,000   Anne Arundel County, Maryland, Pollution Control Revenue Refunding Bonds (Baltimore Gas and Electric
                 Company Project), Series 1994, 6.000%, 4/01/24                             4/04 at 102    A               6,376,740

    7,000,000   Calvert County, Maryland, Pollution Control Revenue Refunding Bonds (Baltimore Gas and Electric Company
                 Project), Series 1993, 5.550%, 7/15/14                                     7/04 at 102    A               7,271,180

    9,600,000   Montgomery County, Maryland, Solid Waste System Revenue Bonds (1993 Series A), 5.875%, 6/01/13
                 (Alternative Minimum Tax)                                                  6/03 at 102    Aaa            10,196,064

                Northeast Maryland Waste Disposal Authority, Resource Recovery
                Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                Series 1993:
    1,625,000    6.900%, 1/01/00                                                           No Opt. Call    Aaa             1,696,728
    3,000,000    7.150%, 1/01/04                                                           No Opt. Call    Aaa             3,410,880
    4,675,000    7.200%, 1/01/05                                                           No Opt. Call    Aaa             5,402,009

    5,000,000   Prince George's County, Maryland, Pollution Control Revenue Refunding Bonds (Potomac Electric Project),
                 1993 Series, 6.375%, 1/15/23                                               1/03 at 102    A1              5,392,450

    5,750,000   Prince George's County, Maryland, Solid Waste Management System Revenue Bonds, Series 1993,
                 5.250%, 6/15/13                                                            6/03 at 102    Aaa             5,834,295

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                 5.500%, 7/01/20                                                            7/04 at 100    Baa1            1,013,870

    1,010,000   Puerto Rico Telephone Authority, Revenue Bonds, Series N, 5.500%, 1/01/22  1/03 at 101 1/2 A+              1,033,452


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.2%

    1,750,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), Project and Refunding Revenue Bonds
                 (Water Projects), Series 1994-A, 5.000%, 7/01/24                          No Opt. Call    Aaa             1,757,543

    1,000,000   City of Baltimore, Maryland (Mayor and City Council of Baltimore), Project and Refunding Revenue Bonds
                 (Water Projects), Series 1996-A, 5.500%, 7/01/26                           7/06 at 101    Aaa             1,035,980
------------------------------------------------------------------------------------------------------------------------------------

$ 211,955,000   Total Investments - (cost $212,558,914) - 97.9%                                                          225,463,968
=============

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.2%

 $    400,000   University of Maryland System, Revolving Equipment Loan Program, Variable
=============    Rate Demand Bonds, Series A, 3.750%, 7/01/15+                                             VMIG-1      $     400,000

                Other Assets Less Liabilities - 1.9%                                                                       4,323,911
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 230,187,879
                ====================================================================================================================

 *Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)
                            May 31, 1998
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.7%

                State of North Carolina, State Education Assistance Authority (A
                Political Subdivision of the State of North Carolina),
                Guaranteed Student Loan Revenue Bonds, 1995 Series A
                (Subordinate Lien):
$   1,000,000    6.050%, 7/01/10 (Alternative Minimum Tax)                                  7/05 at 102    A           $   1,071,360
    2,400,000    6.300%, 7/01/15 (Alternative Minimum Tax)                                  7/05 at 102    A               2,594,040

    5,875,000   State of North Carolina, State Education Assistance Authority (A Political Subdivision of the State
                 of North Carolina), Guaranteed Student Loan Revenue Bonds, 1996 Series C (Subordinate Lien),
                 6.350%, 7/01/16 (Alternative Minimum Tax)                                  7/06 at 102    A               6,389,650

    3,300,000   Appalachian State University, Utilities System Revenue Refunding Bonds, Series 1998 of The
                 Board of Governors of The University of North Carolina, 5.000%, 5/15/18    5/08 at 102    Aaa             3,283,434


------------------------------------------------------------------------------------------------------------------------------------
                FOREST AND PAPER PRODUCTS - 4.2%

    3,500,000   The Haywood County Industrial Facilities and Pollution Control Financing Authority (North Carolina),
                 Environmental Improvement Revenue Bonds (Champion International Corporation Project),
                 Series 1995A, 5.750%, 12/01/25 (Alternative Minimum Tax)                  12/05 at 102    Baa1            3,611,125

    2,000,000   The Haywood County Industrial Facilities and Pollution Control Financing Authority, Variable Rate
                 Demand Pollution Control Refunding Revenue Bonds (Champion International Corporation Project),
                 Series 1995, 6.000%, 3/01/20                                               3/06 at 102    Baa1            2,110,360


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 19.0%

    4,090,000   Board of Governors of The University of North Carolina, University of North Carolina Hospitals at
                 Chapel Hill Revenue Bonds, Series 1996, 5.250%, 2/15/26                    2/06 at 102    AA              4,105,092

      375,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds (Annie Penn
                 Memorial Hospital), Series 1998, 5.375%, 1/01/22                           1/08 at 102    Baa3              368,340

    1,000,000   North Carolina Medical Care Commission, Hospital Revenue Refunding, Series 1992-A (North
                 Carolina Baptist Hospital Project), 6.000%, 6/01/22                        6/02 at 102    AA              1,059,420

    3,000,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds (Carolina Medicorp
                 Project), Series 1992, 5.500%, 5/01/15                                     5/02 at 102    AA              3,053,640

    3,000,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds, Series 1992-A
                 (Alamance Health Services Inc. Project), 6.375%, 8/15/12                   8/02 at 102    Aaa             3,260,070

    2,275,000   North Carolina Medical Care Commission, Hospital Revenue Bonds (Wake County Hospital System),
                 Series 1997, 5.375%, 10/01/26                                             10/07 at 102    Aaa             2,306,668

    2,280,000   University of North Carolina, Chapel Hill, Hospital Revenue Bonds,
                 Series 1992, 6.000%, 2/15/24                                               2/02 at 102    AA              2,427,698

                The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health Care System Revenue
                Bonds, Series 1992:
    1,500,000    5.750%, 1/01/12                                                            1/02 at 102    AA              1,590,090
    2,150,000    6.250%, 1/01/20                                                            1/02 at 102    AA              2,316,647

    3,000,000   Craven Regional Medical Authority, Insured Health Care Facilities, Revenue Bonds, Series 1993,
                 5.625%, 10/01/17                                                          10/03 at 102    Aaa             3,095,190

    2,725,000   County of New Hanover, North Carolina, Hospital Revenue Bonds (New Hanover Regional
                 Medical Center Project), Series 1993, 4.750%, 10/01/23                    10/03 at 102    Aaa             2,553,216


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.8%

                North Carolina Housing Finance Agency, Multifamily Revenue Bonds
                (1993 FHA Insured Mortgage Loan Resolution), Series 1993:
      650,000    5.800%, 7/01/14                                                            1/03 at 102    AA                672,588
    1,000,000    5.900%, 7/01/26                                                            1/03 at 102    AA              1,032,950

    1,000,000   City of Asheville, North Carolina, Water System Revenue Bonds, Series 1996, 5.800%, 11/20/39
                 (Alternative Minimum Tax)                                                 11/07 at 102    AAA             1,031,270

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$   1,000,000   City of Charlotte, North Carolina, Mortgage Revenue Refunding Bonds (FHA Insured Mortgage
                 Loan-Tryon Hills Apartments Project), Series 1993A, 5.875%, 1/01/25        1/03 at 105    Aaa         $   1,038,930


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.8%

      775,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series-M (1985 Resolution),
                 7.850%, 9/01/28 (Alternative Minimum Tax)                                  3/00 at 102    Aa                813,370

    3,145,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series V (1985 Resolution),
                 6.800%, 9/01/25 (Alternative MinimumTax)                                   9/02 at 102    Aa              3,345,368

    5,815,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds,Series X (1985 Resolution),
                 6.700%, 9/01/26 (Alternative Minimum Tax)                                  3/04 at 102    AA              6,221,876

    4,220,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series HH (1985 Resolution),
                 6.300%, 3/01/26 (Alternative Minimum Tax)                                  3/06 at 102    AA              4,475,099


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.9%

    2,000,000   Orange County, General Obligation School Bonds, Series 1994,
                 5.500%, 2/01/11                                                            2/05 at 102    Aa1             2,119,740

    6,250,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General Obligation Bonds),
                 5.400%, 7/01/25                                                           7/06 at 101 1/2 A               6,341,938

    1,100,000   County of Transylvania, North Carolina, Refunding Bonds, Series 1998 (General Obligation),
                 4.750%, 2/01/16                                                            2/08 at 102    Aaa             1,069,167


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.5%

    2,500,000   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds (Arena Project), Series 1997,
                 5.125%, 9/01/19                                                            9/07 at 102    Aaa             2,488,575

    6,000,000   City of Charlotte, North Carolina, Refunding Certificates of Participation (Convention Facility
                 Project), Series 1993C, 5.250%, 12/01/20                                  12/03 at 102    Aaa             6,007,320

    2,180,000   The City Concord, North Carolina, Certificates of Participation,
                 Series 1996A, 6.125%, 6/01/21                                              6/06 at 102    Aaa             2,396,888

    2,390,000   County of Duplin, North Carolina, Certificates of Participation (Law Enforcement Project and
                 Public Schools Project), Series 1993, 5.250%, 8/01/14                      8/03 at 102    Aaa             2,431,228

    3,970,000   Durham, North Carolina, Certificates of Participation, Water Utility
                 Improvements, 6.375%, 7/15/12                                              7/02 at 102    AA              4,275,928

    5,000,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series Y of 1996,
                 5.500%, 7/01/26                                                           7/06 at 101 1/2 A               5,108,450


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.6%

    2,855,000   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1980,
                 10.500%, 1/01/10                                                          No Opt. Call    Aaa             3,942,841

                The Charlotte-Mecklenburg Hospital Authority (North Carolina), Health Care System Revenue Bonds,
                Series 1992:
    1,000,000    5.750%, 1/01/12 (Pre-refunded to 1/01/02)                                  1/02 at 102    AA***           1,072,660
    2,940,000    6.250%, 1/01/20 (Pre-refunded to 1/01/02)                                  1/02 at 102    AA***           3,202,248

    2,400,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue Bonds, Series 1990-Q,
                 6.000%, 7/01/20 (Pre-refunded to 7/01/00)                                  7/00 at 100    A***            2,498,856

    1,035,000   County of Wake, North Carolina, Hospital System Revenue Bonds,
                 Series 1993, 5.125%, 10/01/26                                             No Opt. Call    Aaa             1,048,817


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.8%

    1,500,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1985-G,
                 5.750%, 12/01/16                                                          9/03 at 102 1/2 Baa1            1,540,785

    5,000,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1993-D,
                 5.600%, 1/01/16                                                            1/03 at 102    Baa1            5,032,550

                North Carolina Municipal Power Agency Number 1, Catawba Electric
                Revenue Bonds, Series 1992:
    1,000,000    6.000%, 1/01/04                                                            1/03 at 102    A-              1,073,860
    1,000,000    5.750%, 1/01/15                                                            1/03 at 100    A-              1,023,780

    5,250,000   City of Fayetteville, North Carolina, Public Works Commission Revenue Refunding Bonds,
                 Series 1993, 4.750%, 3/01/14                                               3/03 at 100    Aaa             5,141,273

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$   1,000,000   City of Greensboro, North Carolina, Combined Enterprise System, Revenue Bonds, Series 1995A,
                 5.375%, 6/01/19                                                            6/05 at 102    AA-         $   1,020,380


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.1%

    1,000,000   City of Asheville, North Carolina, Water System Revenue Bonds, Series 1996,
                 5.700%, 8/01/25                                                            8/06 at 102    Aaa             1,055,210

    4,250,000   Metropolitan Sewerage District of Buncombe County (North Carolina), Sewerage System Revenue
                 Refunding Bonds, Series 1993A, 5.500%, 7/01/22                             7/03 at 102    Aaa             4,365,132

    1,280,000   Lincolnton, North Carolina, Combined Enterprise SystemRevenue Bonds, Series 1996,
                 5.375%, 5/01/16                                                           11/06 at 102    Aaa             1,320,665

    3,400,000   Orange Water and Sewer Authority (North Carolina), Water and Sewer System Revenue and
                 Revenue Refunding Bonds, Series 1993, 5.200%, 7/01/16                      7/03 at 102    AA              3,435,971

    2,180,000   County of Union, North Carolina, Enterprise Systems Revenue Bonds,
                 Series 1996, 5.500%, 6/01/21                                               6/06 at 102    Aaa             2,256,300
------------------------------------------------------------------------------------------------------------------------------------

$ 129,555,000   Total Investments - (cost $127,723,515) - 98.4%                                                          135,098,053
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.1%

$     100,000   North Carolina Medical Care Commission, Hospital Revenue Bonds (Duke University Hospital),
=============
                 (Pooled Financing Project), Series 1991-A (Adjustable Convertible Extendable Securities-Aces),
                 3.950%, 10/01/20+                                                                         VMIG-1            100,000
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.5%                                                                       2,072,292
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 137,270,345
                ====================================================================================================================

 *Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)
                            May 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.0%

$   2,000,000   Virginia Small Business Financing Authority, Industrial Development Revenue Bonds (Albion
                 Enterprises, L.L.C. Project), Series 1998A, 6.400%, 1/01/14
                 (Alternative Minimum Tax)                                                  1/03 at 102    N/R         $   2,004,960


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.9%

    3,000,000   Virginia College Building Authority, Educational Facilities Revenue Bonds (University of Richmond Project),
                 Series of 1994, 5.550%, 11/01/19 (Optional put 11/01/04)                  11/04 at 100    Aa2             3,213,600

                Industrial Development Authority of the City of Lynchburg,
                Virginia, Educational Facilities Revenue Bonds (Randolph-Macon
                Women's College), Series 1993:
    2,940,000    5.875%, 9/01/13                                                            9/03 at 102    A-              3,089,205
    3,000,000    5.875%, 9/01/23                                                            9/03 at 102    A-              3,109,800

------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 12.6%

                City of Virginia Beach Development Authority (Virginia),
                Hospital Revenue Bonds (Sentara Bayside Hospital), Series 1991:
    2,000,000    6.600%, 11/01/09                                                          11/01 at 102    AA              2,182,780
    5,000,000    6.300%, 11/01/21                                                          11/01 at 102    AA              5,384,700

    4,850,000   Industrial Development Authority of Fairfax County, Virginia, Hospital Revenue Refunding Bonds
                  (Inova Health System Hospitals Project), Series 1993A, 5.000%, 8/15/23   No Opt. Call    AA              4,808,436

    1,440,000   Industrial Development Authority of Fairfax County, Virginia, Health Care Revenue Bonds (Inova Health
                 System Project), Series 1996A, 6.000%, 8/15/26                             8/06 at 102    AA              1,549,166

    1,000,000   Fairfax County Industrial Development Authority, Health Care Revenue Bonds (Inova Health), Series 1998A,
                 Revenue Refunding, 5.000%, 8/15/25                                         2/08 at 101    AA                965,330

    4,650,000   Bon Secours Health System Obligated Group Revenue Bonds, Industrial Development Authority of the
                 County of Hanover (Virginia), Hospital Revenue Bonds, Series 1995 (Bon Secours Health
                 System Projects), 5.500%, 8/15/25                                          8/05 at 102    Aaa             4,778,108

    1,500,000   Industrial Development Authority of the County of Henrico, Virginia, Health Care Revenue Bonds
                 (Bon Secours Health), Series 1996, 6.250%, 8/15/20                         No Opt. Call   Aaa             1,749,195

    2,500,000   Hospital Revenue and Refunding Bonds, Industrial Development Authority of the City of Norfolk, Hospital
                 Revenue and Refunding Bonds (Sentara Hospitals-Norfolk), Series 1994A,
                 6.500%, 11/01/13                                                          11/04 at 102    AA              2,806,200


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

    1,085,000   Industrial Development Authority of Arlington County, Virginia, Multi-Family Housing Mortgage Revenue
                 Bonds (Arlington Housing Corporation), 1995 Series, 5.700%, 7/01/07        7/05 at 102    A               1,135,843

    4,445,000   Hampton Redevelopment and Housing Authority, Multifamily Housing Revenue Refunding Bonds,
                 Series 1994 (Chase Hampton II Apartments), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)                                                    7/02 at 104    Baa2            4,807,223

    2,355,000   Suffolk Redevelopment and Housing Authority, Mortgage Revenue Refunding Bonds, Series 1993
                 (FHA Insured Mortgage Loan-Wilson Pines Apartments Section 8
                 Assisted Project), 6.125%, 1/01/23                                         1/01 at 100    Aaa             2,398,827


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.8%

    1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1992 Series B, Subseries B-3,
                 6.750%, 7/01/21 (Alternative Minimum Tax)                                  1/02 at 102    Aa1             1,053,590

    3,240,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1992 Series B, Subseries B-5,
                 6.300%, 1/01/27 (Alternative Minimum Tax)                                  1/02 at 102    Aa1             3,370,961

                Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1992 Series B, Subseries B-6:
    4,000,000    6.200%, 7/01/21 (Alternative Minimum Tax)                                  1/02 at 102    Aa1             4,152,360
    2,945,000    6.250%, 1/01/27 (Alternative Minimum Tax)                                  1/02 at 102    Aa1             3,055,585

    5,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Revenue Bonds, 1992 Series B
                 Subseries B-4, 6.550%, 1/01/27 (Alternative Minimum Tax)                   1/02 at 102    Aa1             5,246,900

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG TERM CARE - 1.7%

                Industrial Development Authority of the City of Winchester,
                Residential Care Facility First Mortgage Revenue Bonds
                (Westminster-Canterbury of Winchester, Inc.), Series 1998:
$   1,350,000    5.750%, 1/01/18                                                            1/03 at 102    N/R         $   1,351,391
    2,000,000    5.750%, 1/01/27                                                            1/03 at 102    N/R             1,991,540


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.3%

    2,500,000   City of Portsmouth, Virginia, General Obligation Bonds, Public Utility Refunding Bonds, Series 1993,
                 5.500%, 8/01/19                                                            8/03 at 102    AA-             2,550,225

    5,700,000   Commonwealth of Puerto Rico, Public Improvement Bonds 1996 (General Obligation Bonds),
                 5.400%, 7/01/25                                                           7/06 at 101 1/2 A               5,783,847

    1,700,000   City of Richmond, Virginia, General Obligation Public Improvement Bonds, Series 1993B,
                 5.500%, 7/15/23                                                            7/03 at 102    AA              1,731,960

    2,000,000   City of Winchester, Virginia, General Obligation Public Improvement and Refunding Bonds,
                 Series of 1994, 5.500%, 1/15/14                                            1/04 at 102    AA              2,083,240


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.1%

                County of Cumberland, Virginia, Certificates of Participation, Series 1997:
    1,075,000    6.200%, 7/15/12                                                            No Opt. Call   N/R             1,147,068
    1,350,000    6.375%, 7/15/17                                                            No Opt. Call   N/R             1,455,192

      500,000   Industrial Development Authority of Dinwiddie County, Virginia, Lease Revenue Bonds (Dinwiddie
                 County School Facilities Project), Series 1997A, 6.000%, 2/01/18           2/07 at 102    N/R               530,720

    5,000,000   Hampton Roads Regional Jail Authority, Regional Jail Facility Revenue Bonds, Series 1996A,
                 5.500%, 7/01/24                                                            7/06 at 102    Aaa             5,163,950

    3,000,000   Prince William County Park Authority (Virginia), Revenue Bonds, Series 1994,
                 6.875%, 10/15/16                                                          10/04 at 102    A-              3,382,650


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.3%

    6,315,000   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997, 5.600%, 7/01/27
                 (Alternative Minimum Tax)                                                  7/07 at 101    Aaa             6,520,111

    1,000,000   Capital Region Airport Commission, Richmond (Virginia), International Airport Projects,
                 Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/25                       7/05 at 102    Aaa             1,041,450

                Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Series 1992A:
    1,900,000    6.625%, 10/01/19 (Alternative Minimum Tax)                                10/02 at 102    Aaa             2,077,669
    2,400,000    5.375%, 10/01/23                                                          10/07 at 101    AA-             2,435,472


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 13.0%

    7,035,000   Commonwealth Transportation Board, Commonwealth of Virginia, Transportation Revenue Bonds,
                 Series 1995A (Northern Virginia Transportation District Program), 6.250%, 5/15/17
                 (Pre-refunded to 5/15/04)                                                  5/04 at 101    AA***           7,837,412

    2,750,000   Virginia College Building Authority, Educational Facilities Revenue Bonds (The Washington and Lee
                 University Project), Series of 1994, 5.800%, 1/01/24
                 (Pre-refunded to 1/01/04)                                                  1/04 at 102    AA***           3,008,473

    5,250,000   Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue Bonds, Refunding Series 1991,
                 6.375%, 7/01/22 (Pre-refunded to 7/01/01)                                  7/01 at 102    Aaa             5,700,818

    4,085,000   Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1992, 5.750%, 4/01/29
                 (Pre-refunded to 4/01/02)                                                  4/02 at 100    Aaa             4,324,136

    3,500,000    Puerto Rico Highway and Transportation Authority, Highway
                 Revenue Bonds (Series T), 6.500%, 7/01/22 (Pre-refunded to
                 7/01/02)                                                                  7/02 at 101 1/2 AAA             3,865,260

      125,000   Richmond Metropolitan Authority (Virginia), Expressway Revenue and Refunding Bonds, Series 1992-A,
                 5.750%, 7/15/22 (Pre-refunded to 7/15/02)                                 7/02 at 100     Aaa               132,825


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.5%

      750,000   Fairfax County Economic Development Authority (Virginia), Resource Recovery Revenue Bonds,
                 Series 1988-A (Ogden Martin Systems of Fairfax, Inc. Project), 7.750%, 2/01/11
                 (Alternative Minimum Tax)                                                  2/99 at 103    A1                788,873

    5,060,000   Halifax County Industrial Development Authority (Old Dominion Electric Cooperative), Alternative
                 Minimum Tax, 6.350%, 12/01/07 (Alternative Minimum Tax)                   12/02 at 102    A+              5,487,874

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$   2,250,000   Industrial Development Authority of the Town of Louisa, Virginia, Pollution Control Revenue Bonds
                 (Virginia Electric and Power Company Project), Series 1994,
                 5.450%, 1/01/24                                                            1/04 at 102    A           $   2,286,900

    5,000,000   Richmond Public Utility Revenue and Refunding, Series 1998A,
                 5.125%, 1/15/28                                                            1/08 at 101    A1              4,928,450

   10,300,000   Valley Resource Authority of the City of Roanoke, Virginia, Solid Waste System Revenue Bonds,
                 Series 1992, 5.750%, 9/01/12                                               9/02 at 102    A+             10,720,961

    6,150,000   Southeastern Public Service Authority of Virginia, Senior Revenue Bonds, Series 1993 (Regional Solid
                 Waste System), 6.000%, 7/01/17 (Alternative Minimum Tax)                   7/03 at 102    A-              6,353,627

    3,000,000   Southeastern Public Service Authority, Senior Revenue Refunding Bonds,
                 Series 1998, 5.000%, 7/01/15                                              No Opt. Call    Aaa             3,034,320


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.7%

    1,920,000   Virginia Resources Authority, Revenue Refunding Bonds, Harrisonburg - Rockingham County,
                 5.000%, 5/01/18                                                            5/08 at 101    AA              1,889,011

    3,955,000   Virginia Resources Authority, Water and Sewer System Revenue Bonds, 1995 Series A
                 (Sussex County Project), 5.600%, 10/01/25                                 10/05 at 102    AA              4,079,424

    1,500,000   Albemarle County Service Authority (Virginia), Water and Sewer System Revenue Refunding Bonds,
                 Series of 1993, 5.750%, 8/01/11                                            8/02 at 102    Aa              1,586,580

    5,880,000   Fairfax County (Virginia), Water Authority, Water Refunding Revenue Bonds, Series 1992,
                 5.750%, 4/01/29                                                            4/02 at 100    AA              6,050,461

    1,000,000   Henrico County, Virginia, Water and Sewer System Refunding Revenue Bonds, Series 1992,
                 6.250%, 5/01/13                                                            5/02 at 100    Aa2             1,060,140

    1,500,000   Henry County Public Service Authority, Water and Sewer Refunding Revenue Bonds, Series 1991,
                 6.250%, 11/15/19                                                          11/01 at 101    Aaa             1,606,050

    2,090,000   City of Norfolk, Virginia, Water Revenue Bonds, Series 1993,
                 5.375%, 11/01/23                                                          11/03 at 102    Aaa             2,117,316

                City of Norfolk, Virginia, Water Revenue Bonds, Series 1995:
    6,200,000    5.875%, 11/01/20                                                          11/05 at 102    Aaa             6,627,427
    2,365,000    5.900%, 11/01/25                                                          11/05 at 102    Aaa             2,532,441

    2,595,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System Revenue Refunding Bonds,
                 Series of 1993, 5.000%, 7/01/21                                            1/04 at 102    Aaa             2,535,807
------------------------------------------------------------------------------------------------------------------------------------

$ 180,000,000   Total Investments - (cost $176,949,022) - 98.3%                                                          188,663,840
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.5%

$   1,000,000   Roanoke Industrial Development Authority, Hospital Revenue Bonds (Carilion Health System Obligated Group),
=============    Variable Rate Demand Bonds, Series 1997B, 4.000%, 7/01/27+                             VMIG-1             1,000,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       2,258,519
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 191,922,359
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
May 31, 1998
                                                                GEORGIA             MARYLAND      NORTH CAROLINA            VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value
  (note 1)                                                  $81,263,714         $225,463,968        $135,098,053        $188,663,840
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)  500,000              400,000             100,000           1,000,000
 Cash                                                                --                   --              26,852              69,397
 Receivables:
   Interest                                                   1,547,071            4,428,761           2,603,226           2,990,438
   Investments sold                                           2,209,624              874,322                  --                 --
 Other assets                                                     6,039               19,617              14,209              15,835
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                           85,526,448          231,186,668         137,842,340         192,739,510
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                  59,041               90,605                  --                  --
 Payable for investments purchased                            2,963,927                   --                  --                  --
 Accrued expenses:
   Management fees (note 6)                                      45,017              125,201              75,187             104,601
   Other                                                         52,147              101,041              73,101             100,570
 Preferred share dividends payable                                8,454               16,737              11,344              25,468
 Common share dividends payable                                 245,954              665,205             412,363             586,512
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       3,374,540              998,789             571,995             817,151
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                         $82,151,908         $230,187,879        $137,270,345        $191,922,359
====================================================================================================================================

Preferred shares, at liquidation value                      $27,800,000         $ 79,100,000        $ 46,800,000        $ 63,800,000
====================================================================================================================================

Preferred shares outstanding                                      1,112                3,164               1,872               2,552
====================================================================================================================================

Common shares outstanding                                     3,726,573           10,393,836           6,247,920           8,562,221
====================================================================================================================================

Netasset value per Common share outstanding (net assets less Preferred shares at liquidation value, divided by Common shares
   outstanding)                                             $     14.58         $      14.54        $      14.48        $      14.96
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1998


                                                                GEORGIA             MARYLAND      NORTH CAROLINA            VIRGINIA
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                   $4,489,154          $12,216,789          $7,512,202       $10,617,688
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                       527,151            1,466,862             879,142           1,221,253
 Preferred shares -  auction fees                                69,499              197,750             117,001             159,501
 Preferred shares - dividend disbursing agent fees                9,629               19,093               9,629              19,169
 Shareholders' servicing agent fees and expenses                  8,226               34,461              15,597              31,644
 Custodian's fees and expenses                                   35,163               52,797              42,365              47,333
 Trustees' fees and expenses (note 6)                             1,697                3,108               2,216               2,735
 Professional fees                                               16,697               17,032              16,954              16,844
 Shareholders' reports -  printing and mailing expenses          12,071               59,584              24,985              39,492
 Stock exchange listing fees                                      3,433               27,557              16,091              16,213
 Investor relations expense                                       6,734               20,173              11,461              16,925
 Other expenses                                                  16,456               23,641              17,567              22,078
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  706,756            1,922,058           1,153,008           1,593,187
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         3,782,398           10,294,731           6,359,194           9,024,501
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions
 (notes 1 and 4)                                                262,947              209,020             105,277             815,729
Net change in unrealized appreciation or depreciation
 of investments                                               3,091,525            7,993,591           6,157,216           7,074,942
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     3,354,472            8,202,611           6,262,493           7,890,671
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $7,136,870          $18,497,342         $12,621,687         $16,915,172
====================================================================================================================================


                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                        GEORGIA                                MARYLAND
----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                                5/31/98              5/31/97           5/31/98             5/31/97
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                      $ 3,782,398          $ 3,748,068      $ 10,294,731        $ 10,375,856
 Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                  262,947             (252,801)          209,020            (222,999)
 Net change in unrealized appreciation or
  depreciation of investments                                 3,091,525            2,814,265         7,993,591           5,782,311
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    7,136,870            6,309,532        18,497,342          15,935,168
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (2,940,684)          (2,849,902)       (7,965,280)         (7,813,819)
   Preferred shareholders                                      (910,706)            (863,423)       (2,466,134)         (2,462,066)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (3,851,390)          (3,713,325)      (10,431,414)        (10,275,885)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                169,532               74,474           643,736             128,815
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    3,455,012            2,670,681         8,709,664           5,788,098
Net assets at beginning of year                              78,696,896           76,026,215       221,478,215         215,690,117
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                   $82,151,908          $78,696,896      $230,187,879        $221,478,215
==================================================================================================================================
Balance of undistributed net investment income at
 end of year                                                $   181,047          $   250,039      $    363,405        $    500,088
==================================================================================================================================
                                                                    NORTH CAROLINA                             VIRGINIA
----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                                5/31/98              5/31/97           5/31/98             5/31/97
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                      $ 6,359,194          $ 6,360,344       $ 9,024,501         $ 8,943,630
 Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                  105,277              400,003           815,729            (125,901)
 Net change in unrealized appreciation or
  depreciation of investments                                 6,157,216            4,073,182         7,074,942           5,962,001
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   12,621,687           10,833,529        16,915,172          14,779,730
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                       (4,942,333)          (4,798,983)       (7,014,079)         (6,884,682)
   Preferred shareholders                                    (1,588,477)          (1,461,339)       (2,065,746)         (2,048,258)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (6,530,810)          (6,260,322)       (9,079,825)         (8,932,940)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                250,831              159,211           990,319             600,991
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    6,341,708            4,732,418         8,825,666           6,447,781
Net assets at beginning of year                             130,928,637          126,196,219       183,096,693         176,648,912
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $137,270,345         $130,928,637      $191,922,359        $183,096,693
==================================================================================================================================
Balance of undistributed net investment income at
 end of year                                               $    218,179         $    389,795      $    396,862        $    452,186
==================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen North Carolina Premium Income Municipal Fund (NNC) and Nuveen Virginia Premium Income Municipal Fund (NPV). Maryland, North Carolina and Virginia are traded on the New York Stock Exchange while Georgia is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Georgia had a delayed delivery purchase commitment of $2,963,927. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate tax payer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                           GEORGIA     MARYLAND  NORTH CAROLINA    VIRGINIA
-----------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                     --           --              --         832
   Series W                                                     --        1,404              --          --
   Series TH                                                 1,112        1,760           1,872       1,720
-----------------------------------------------------------------------------------------------------------

Total                                                        1,112        3,164           1,872       2,552
===========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                                GEORGIA                  MARYLAND
----------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                            5/31/98     5/31/97      5/31/98       5/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            11,603        5,440       44,290         9,331
==========================================================================================================
                                                             NORTH CAROLINA              VIRGINIA
----------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                           5/31/98      5/31/97      5/31/98       5/31/97
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            16,963       11,613       64,943       42,523
==========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 15, 1998, as follows:

                                                           GEORGIA     MARYLAND NORTH CAROLINA    VIRGINIA
----------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0660       $.0640         $.0660      $.0685
==========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                 $13,879,900  $14,015,446  $13,287,769  $35,426,929
   Temporary municipal investments                       7,500,000   15,400,000    7,000,000   13,750,000
Sales and Maturities:
   Investments in municipal securities                  13,074,568   12,792,735   12,167,065   34,919,016
   Temporary municipal investments                       7,200,000   15,500,000    7,300,000   13,150,000
=========================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                $        --  $ 2,996,315  $        --  $ 1,211,877
   2003                                                  1,111,467    1,019,929    2,383,842    1,577,464
   2004                                                  1,842,885    2,660,424    1,137,399    1,579,895
   2005                                                    340,685      454,351      131,993      140,749
---------------------------------------------------------------------------------------------------------
Total                                                  $ 3,295,037  $ 7,131,019  $ 3,653,234  $ 4,509,985
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                                                      NORTH
                                                           GEORGIA     MARYLAND     CAROLINA     VIRGINIA
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $  5,956,560 $12,928,126 $  7,379,799 $ 11,714,818
   depreciation                                             (7,253)     (23,072)      (5,261)          --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            $  5,949,307 $12,905,054 $  7,374,538 $ 11,714,818
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                                                MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                       .6500 of 1%
For the next $125 million                                                                        .6375 of 1
For the next $250 million                                                                        .6250 of 1
For the next $500 million                                                                        .6125 of 1
For the next $1 billion                                                                          .6000 of 1
For net assets over $2 billion                                                                   .5875 of 1
===========================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At May 31, 1998, net assets consisted of:
                                                           GEORGIA     MARYLAND NORTH CAROLINA   VIRGINIA
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $27,800,000 $ 79,100,000 $ 46,800,000 $ 63,800,000
Common shares, $.01 par value per share                     37,266      103,938       62,479       85,622
Paid-in surplus                                         51,479,324  144,967,817   86,468,383  120,440,151
Balance of undistributed net investment income             181,047      363,405      218,179      396,862
Accumulated net realized gain (loss) from
   investment transactions                              (3,295,036)  (7,252,335)  (3,653,234)  (4,515,094)
Net unrealized appreciation of investments               5,949,307   12,905,054    7,374,538   11,714,818
---------------------------------------------------------------------------------------------------------
Net assets                                             $82,151,908 $230,187,879 $137,270,345 $191,922,359
=========================================================================================================
Authorized shares:
   Common                                                Unlimited    Unlimited    Unlimited    Unlimited
   Preferred                                             Unlimited    Unlimited    Unlimited    Unlimited
=========================================================================================================

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:
                                       Investment Operations                              Less Distributions
                                --------------------------------   ---------------------------------------------------------------
                                              Net                  Net            Net
                                              Realized/            Investment     Investment    Capital       Capital
                    Beginning   Net           Unrealized           Income         Income        Gain          Gain
                    Net Asset   Investment    Investment           To Common      To Preferred  To Common     To Preferred
                    Value       Income        Gain (Loss)  Total   Shareholders   Shareholders+ Shareholders  Shareholders+  Total
Georgia
Year Ended 5/31:
         1998       $13.70      $1.01         $ .90        $1.91   $(.79)         $(.24)        $--           $--           $(1.03)
         1997        13.00       1.01           .69         1.70    (.77)          (.23)         --            --            (1.00)
         1996        13.35       1.00          (.38)         .62    (.73)          (.24)         --            --             (.97)
         1995        12.26        .98          1.09         2.07    (.73)          (.25)         --            --             (.98)
         1994        13.96        .78         (1.57)        (.79)   (.62)          (.14)         --            --             (.76)
Maryland
Year Ended 5/31:
         1998        13.76        .99           .80         1.79    (.77)          (.24)         --            --            (1.01)
         1997        13.21       1.00           .55         1.55    (.76)          (.24)         --            --            (1.00)
         1996        13.36        .99          (.14)         .85    (.74)          (.26)         --            --            (1.00)
         1995        12.67        .99           .70         1.69    (.74)          (.26)         --            --            (1.00)
         1994        14.13        .89         (1.30)        (.41)   (.75)          (.16)         --            --             (.91)
North Carolina
Year ended 5/31:
         1998        13.50       1.02          1.01         2.03    (.79)          (.25)         --            --            (1.05)
         1997        12.77       1.02           .72         1.74    (.77)          (.24)         --            --            (1.01)
         1996        13.19        .98          (.44)         .54    (.70)          (.26)         --            --             (.96)
         1995        12.34        .97           .85         1.82    (.73)          (.24)         --            --             (.97)
         1994        14.00        .75         (1.53)        (.78)   (.60)          (.14)         --            --             (.74)
Virginia
Year ended 5/31:
         1998        14.04       1.06           .92         1.98    (.82)          (.24)         --            --            (1.06)
         1997        13.35       1.06           .68         1.74    (.81)          (.24)         --            --            (1.05)
         1996        13.61       1.04          (.26)         .78    (.79)          (.25)         --            --            (1.04)
         1995        12.79       1.04           .84         1.88    (.80)          (.26)         --            --            (1.06)
         1994        14.18        .94         (1.25)        (.31)   (.79)          (.15)         --            --             (.94)

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:


                                                                              Total Returns
                                                                      -----------------------------
                    Organization and
                    Offering Costs and
                    Preferred Share     Ending
                    Underwriting        Net Asset     Ending          Based on         Based on Net
                    Discounts           Value         Market Value    Market Value*    Asset Value*
Georgia
Year Ended 5/31:
         1998       $--                 $14.58        $15.0625        14.56%           12.43%
         1997        --                  13.70         13.8750        19.95            11.53
         1996        --                  13.00         12.2500        12.88             2.81
         1995        --                  13.35         11.5000        (3.00)           15.78
         1994       (.15)                12.26         12.6250       (12.09)           (8.05)
Maryland
Year Ended 5/31:
         1998        --                  14.54         15.0625        16.54            11.47
         1997        --                  13.76         13.6250        13.07            10.08
         1996        --                  13.21         12.7500        10.22             4.41
         1995        --                  13.36         12.2500         4.36            12.07
         1994       (.14)                12.67         12.5000       (13.62)           (5.39)
North Carolina
Year ended 5/31:
         1998        --                  14.48         15.0000         8.17            13.38
         1997        --                  13.50         14.6250        22.60            12.01
         1996        --                  12.77         12.6250        10.13             2.11
         1995        --                  13.19         12.1250         3.04            13.64
         1994       (.14)                12.34         12.5000       (13.81)           (7.79)
Virginia
Year ended 5/31:
         1998        --                  14.96         16.1250        17.30           12.66
         1997        --                  14.04         14.5000        13.81           11.49
         1996        --                  13.35         13.5000        11.04            3.86
         1995        --                  13.61         12.8750         4.66           13.58
         1994       (.14)                12.79         13.1250        (8.35)          (4.58)

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:

                                   Ratios/Supplemental Data
                    ---------------------------------------------------
                                                 Ratio of Net
                                   Ratio of      Investment
                    Ending         Expenses to   Income to    Portfolio
                    Net Assets     Average       Average      Turnover
                    (000)          Net Assets++  Net Assets++ Rate
Georgia
Year Ended 5/31:
         1998       $ 82,152       .87%          4.66%        17%
         1997         78,697       .90           4.83         30
         1996         76,026       .91           4.82         14
         1995         77,334       .95           5.01         35
         1994         73,042       .97           3.97         31
Maryland
Year Ended 5/31:
         1998        230,188       .84           4.52          6
         1997        221,478       .85           4.72          6
         1996        215,690       .87           4.68         18
         1995        217,162       .97           4.92         25
         1994        117,506       .92           4.30         19
North Carolina
Year ended 5/31:
         1998        137,270       .85           4.70          9
         1997        130,929       .87           4.92         19
         1996        126,196       .88           4.75         39
         1995        128,815       .89           4.96         32
         1994        123,181       .93           3.85         19
Virginia
Year ended 5/31:
         1998        191,922       .84           4.77         19
         1997        183,097       .86           4.95         16
         1996        176,649       .87           4.92         27
         1995        178,394       .98           5.13         45
         1994        116,904       .93           4.56         28

* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY
OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse
Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations
Photo of: JOHN NUVEEN, SR.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
1898 - 1998
NUVEEN
OUR SECOND CENTURY

helping investors sustain the wealth of a lifetime.(tm)
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



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